UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 29, 2014

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition

On October 29, 2014, Take-Two Interactive Software, Inc. (the “Company”) issued a press release announcing the financial results of the Company for its second fiscal quarter ended September 30, 2014.  A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is furnished pursuant to this Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  In addition, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, that is furnished pursuant to this Item 2.02 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits:

99.1                        Press Release dated October 29, 2014 relating to Take-Two Interactive Software, Inc.’s financial results for its second fiscal quarter ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

	By:	/s/ Daniel P. Emerson
Daniel P. Emerson
Senior Vice President & Deputy General Counsel

Date: October 29, 2014

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated October 29, 2014 relating to Take-Two Interactive Software, Inc.’s financial results for its second fiscal quarter ended September 30, 2014.